UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2002

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 Lincoln Drive		55436-1097
Edina, Minnesota
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Item 9.  Regulation FD Disclosure

On November 12, 2002, in connection with the filing of the Form 10-Q of Alliant Techsystems Inc. (the “Company”) for the fiscal quarter ended September 29, 2002 (the “Report”), the Chief Executive Officer and the Vice President and Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

By:	/s/ PERRI A. HITE
Name: Perri A. Hite
Title: Corporate Secretary

Date:  November 12, 2002